HSBC [GRAPHIC OMITTED]


HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY  10018
Fax: (212) 525-0673
                                                                   July 20, 2006

RALI Series 2006-QA6 Trust,
acting through Deutsche Bank Trust Company Americas not in its individual capacity but solely in its capacity as Trustee for the benefit of the RALI Series 2006-QA6 Trust

Attn:   RALI Series 2006-QA6 Trust
Fax:    714-247-6285

Residential Funding Corporation
7501 Wisconsin Ave, Suite 900
Bethesda, MD 20814

Attn:   Steve Milstein
Fax:    301-664-6901


Subject:       Interest Rate Corridor

Transaction Reference Number:  403170HN/403171HN

--------------------------------------------------------------------------------

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below, and subsequently amended as set out below (the "Transaction") between HSBC Bank USA, N.A. ("HSBC") and Deutsche Bank Trust Company Americas, not in its individual capacity, but solely as Trustee for the benefit of RALI Series 2006-QA6 Trust. This Confirmation constitutes a "Confirmation" as referred to in the ISDA Form Master Agreement (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement. In this Confirmation "Party A" means HSBC and "Party B" means Deutsche Bank Trust Company Americas, not in its individual capacity, but solely in its capacity as Trustee for the benefit of the RALI Series 2006-QA6 Trust.

     1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms used and not otherwise defined herein, in the ISDA Form Master Agreement or the Definitions shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of August 1, 2004, among Residential Asset Mortgage Products, Inc., as Depositor, Residential

          Funding Corporation, as Master Servicer, and Deutsche Bank Trust Company Americas, as trustee (the "Pooling and Servicing Agreement"). Each reference to a "Section" or to a "Section" "of this Agreement" will be construed as a reference to a Section of the 1992 ISDA Form Master Agreement.

          Each of Party A and Party B represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other and, in the case of Party B, it has entered into this transaction pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

     2. The terms of the particular Transaction to which this Confirmation relates are as follows:

          Notional Amount:              With respect to any Calculation Period:

                                        The Notional  Amount as set forth in
                                        Exhibit I, which is attached  hereto
                                         and  incorporated  by reference into
                                        this Confirmation

          Trade Date:                   July 20, 2006

          Effective Date:               June 25, 2010

          Termination Date:             July 25, 2011,  subject to adjustment in
                                        accordance  with the Following  Business
                                        Day Convention


          Fixed Amounts:

                 Fixed Amount Payer:    Party B

                 Fixed Amount:          USD 88,500.00

          Party A Floating Amounts:

               Party A
               Period End Dates:        The  25th  calendar  day of each  month,
                                        commencing  on July 25,  2010 and ending
                                        on  the  Termination  Date,   inclusive,
                                        subject to adjustment in accordance with the Following Business Day Convention

               Payment Dates:           Early  Payment  - One (1)  Business  Day
                                        preceding   each   Floating  Rate  Payer
                                        Period End Date

               Party A Cap Rate:        As set  forth  in  Exhibit  I,  which is
                                        attached  hereto  and   incorporated  by
                                        reference into this Confirmation

               Floating Rate Option:    USD-LIBOR-BBA

               Designated Maturity:     One Month

               Spread:                  None

               Floating Rate
               Day Count Fraction:      Actual/360

               Reset Dates:             The first day of each Calculation Period

         Party B Floating Amounts:

               Part B
               Period End Dates:        The  25th  calendar  day of each  month,
                                        commencing  on July 25,  2010 and ending
                                        on  the  Termination  Date,   inclusive,
                                        subject to adjustment in accordance with the Following Business Day Convention

               Floating Rate Payer
               Payment Dates:           Early  Payment  - One (1)  Business  Day
                                        preceding   each   Floating  Rate  Payer
                                        Period End Date

               Party B Cap Rate:        10.300 %

               Floating Rate Option:    USD-LIBOR-BBA

               Designated Maturity:     One month

               Spread:                  None

               Floating Rate
               Day Count Fraction:      Actual/360

               Reset Dates:             The first day of each Calculation Period


        Business Days                   New York

        Calculation Agent:              As specified in the Agreement

     3.   Provisions  Deemed  Incorporated in a Schedule to the ISDA Form Master
          Agreement:

          1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

          2)   TERMINATION  PROVISIONS.  For  purposes  of the ISDA Form  Master
               Agreement:

                (a) "SPECIFIED  ENTITY" is not  applicable to Party A or Party B for any purpose.

                (b) "SPECIFIED  TRANSACTION"  is not  applicable  to  Party A or
                    Party B for any purpose, and, accordingly, Section 5 (a) (v) shall not apply to Party A or Party B.

                (c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) shall not apply to Party A or Party B.

                (d) The "CREDIT  EVENT UPON MERGER"  provisions  of Section 5(b)
                    (iv) will not apply to Party A or Party B.

                (e)  With  respect  to  Party B, the  "BANKRUPTCY"  provision of
                    Section 5(a)(vii)(2) of the ISDA Form Master Agreement shall not apply.

                (f) The "AUTOMATIC EARLY TERMINATION"  provision of Section 6(a)
                    will not a pply to Party A or to Party B.

                (g) PAYMENTS  ON EARLY  TERMINATION.  For the purpose of Section
                    6(e) of the ISDA Form Master Agreement:

                        (i)   Market Quotation will apply.

                        (ii)  The Second Method will apply.

                (h) "Termination Currency" means United States Dollars.

                (i) EVENTS OF DEFAULT.  The  provisions  of  Sections  5(a)(ii),
                    5(a)(iii) and 5(a)(iv) shall not apply to Party B. The provisions of Sections 5(a)(ii) and 5(a)(iv) shall not apply to Party A.

                (j) TAX EVENT. The provisions of Section 2(d)(i)(4) and 2(d)(ii)
                    of the printed ISDA Form Master Agreement shall not apply to Party A or Party B and neither Party A nor Party B shall be required to pay any additional amounts referred to therein.

          3)    TAX REPRESENTATIONS.

                (a) PAYER  REPRESENTATIONS.  For the purpose of Section  3(e) of the ISDA Form Master Agreement, Party A and Party B will make the following representations:

                    It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

                        (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

                        (ii)  the  satisfaction of  the agreement  contained  in
                              Section 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of the ISDA Form Master Agreement; and

                        (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

                (b) PAYEE  REPRESENTATIONS.  For the purpose of Section  3(f) of the ISDA Form Master Agreement, each of Party A and Party B make the following representations.

                    The following representation will apply to Party A:

                    Party A is a national banking association organized under the federal laws of the United States and its U.S. taxpayer identification number is 20-1177241.

                    The following representation will apply to Party B:

                    U.S. Bank National Association is the Trustee under the Pooling and Servicing Agreement.

          4) LIMITATION ON EVENTS OF DEFAULT. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as Party B has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) with respect to either Party A or Party B as the Affected Party.

          5)   DOCUMENTS TO BE DELIVERED.   For the purpose of  Section  4(a)(i)
               and 4(a)(iii):

               (1)  Tax forms, documents, or certificates to be delivered are:



---------------------------------  --------------------------  --------------------------------------
PARTY REQUIRED TO DELIVER          FORM/DOCUMENT/              DATE BY WHICH TO BE DELIVERED
DOCUMENT                           CERTIFICATE
---------------------------------  --------------------------  --------------------------------------
Party A and                        Any document  required or   Promptly  after  the  earlier  of (i)
Party B                            reasonably  requested  to   reasonable  demand by either party or
                                   allow the other  party to   (ii)   learning  that   such form  or
                                   make payments under  this   document  is required.
                                   Agreement   without  any
                                   deduction or withholding
                                   for or on the account of
                                   any   Tax  or with  such
                                   deduction or withholding
                                   at a reduced rate.
---------------------------------  --------------------------  --------------------------------------

                (2)  Other documents to be delivered are:



------------------------ --------------------------- ------------------------- --------------------
PARTY REQUIRED TO        FORM/DOCUMENT/              DATE BY WHICH TO BE       COVERED  BY SECTION
DELIVER DOCUMENT         CERTIFICATE                 DELIVERED                 3(D) REPRESENTATION
------------------------ --------------------------- ------------------------- --------------------
Party A and Party B      Any documents to evidence   Upon the execution and    Yes
                         the authority of the        delivery of this
                         delivering party for it     Agreement and such
                         to execute and deliver      Confirmation.
                         this Confirmation.
------------------------ --------------------------- ------------------------- --------------------
Party A and Party B      A certificate of an         Upon the execution and    Yes
                         authorized officer of the   delivery of this
                         party, as to the            Confirmation.
                         incumbency and authority
                         of the respective
                         officers of the party
                         signing this Confirmation.

------------------------ --------------------------- ------------------------- --------------------
Party A                  Legal opinion(s) with       Upon the execution and    No
                         respect to such party and   delivery of this
                         its Credit Support          Agreement.
                         Provider, if any, for it,
                         reasonably satisfactory
                         in form and substance to
                         the other party relating
                         to the enforceability of
                         the party's obligations
                         under this Agreement.
------------------------ --------------------------- ------------------------- --------------------
Party A and Party B      Indemnification agreement   Concurrently with the     No
                         executed by each of Party   printing of any
                         A, Residential Asset        preliminary prospectus
                         Mortgage Products, Inc.     supplement and the
                         and Residential Funding     prospectus supplement
                         Corporation with respect    related to the Class A
                         to information included     and Class M
                         in any preliminary          Certificates.
                         prospectus supplement and
                         the prospectus supplement
                         related to the Class A
                         Certificates and Class M
                         Certificates.
------------------------ --------------------------- ------------------------- --------------------


                                       6


------------------------ --------------------------- ------------------------- --------------------
PARTY REQUIRED TO        FORM/DOCUMENT/              DATE BY WHICH TO BE       COVERED  BY SECTION
DELIVER DOCUMENT         CERTIFICATE                 DELIVERED                 3(D) REPRESENTATION
------------------------ --------------------------- ------------------------- --------------------
Party A                  A copy of the most recent   Promptly after request    Yes
                         annual report of such       by the other party.
                         party (only if available)
                         and its Credit Support
                         Provider, if any,
                         containing in all cases
                         audited consolidated
                         financial statements for
                         each fiscal year
                         certified by independent
                         certified public
                         accountants and prepared
                         in accordance with
                         generally accepted
                         accounting principles in
                         the United States or in
                         the country in which such
                         party is organized.
------------------------ --------------------------- ------------------------- --------------------
Party B                  Each other report or        Promptly upon request     Yes
                         other document required     by Party A, or with
                         to be delivered by or to    respect to any
                         Party B under the terms     particular type of
                         of the Pooling and          report or other
                         Servicing Agreement,        document as to which
                         other than those required   Party A has previously
                         to be delivered directly    made request to receive
                         by the Trustee to Party A   all reports or
                         thereunder.                 documents of that type,
                                                     promptly upon delivery
                                                     or receipt of such
                                                     report or document by
                                                     Party B.
------------------------ --------------------------- ------------------------- --------------------

          6)   OTHER PROVISIONS.

                (a) ADDRESS FOR NOTICES:   For the purposes of Section  12(a) of
                    this Agreement:

                Address for notices or communications to Party A:

                Address:     452 Fifth Avenue, New York, NY  10018
                Attention:   Christian McGreevy
                Facsimile:   212-525-8710
                Telephone:   212-525-5517

                 Please direct all settlement inquiries to:


                HSBC Bank USA, National Association
                Derivative Settlements
                Attention:   Jeffrey Lombino
                Telephone:   (212) 525-5393
                Fax:         (212) 525-6903


                Address for notices or communications to Party B:

                Address:     RALI Series 2006-QA6 Trust,
                             acting through Deutsche Bank Trust Company Americas not in its individual capacity but solely in its capacity as Trustee for the benefit of the RALI Series 2006-QA6 Trust

                Attn:        RALI Series 2006-QA6 Trust
                Fax:         714-247-6285

                with a copy to:

                Address:      Residential Funding Corporation
                              7501 Wisconsin Ave, Suite 900
                              Bethesda, MD 20814
                Attention:    Steve Milstein
                Facsimile No.:301-664-6901
                Telephone No:

                (For all purposes)

                (b) PROCESS AGENT. For the purpose of Section 13(c):

                Party A appoints as its Process Agent: Not Applicable Party B appoints as it Process Agent: Not Applicable

                (c) OFFICES.  The  provisions of Section 10(a) will not apply to this Agreement; for purposes of this Transaction, it will be deemed that neither Party A nor Party B have any Offices other than as set forth in the Notices Section and Party A agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall be deemed not to have any Office other than one in the United States.

                (d) MULTIBRANCH  PARTY.  For the purpose of Section 10(c) of the
                    ISDA Form Master Agreement:

                    Party A is not a Multibranch Party.

                    Party B is not a Multibranch Party.

                (e) CALCULATION   AGENT.  The  Calculation  Agent  is  Party  A;
                    provided however, if an Event of Default has occurred with respect to Party A, then Party B or a Reference Market-maker designated by Party B shall be Calculation Agent.

                (f) CREDIT SUPPORT DOCUMENT.  Initially with respect to Party A, not applicable; however, if required pursuant to Paragraph 3(6)(r)(iv) hereof, a guaranty satisfactory to Party B and the Rating Agencies. With respect to Party B, not applicable.


                (g) CREDIT SUPPORT PROVIDER.

                    Party A:  Not Applicable

                    Party B:  Not Applicable

                (h) GOVERNING  LAW.  The parties to this ISDA  Agreement  hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

                (i) NON-PETITION. Party A hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against the RALI Series 2006-QA4 Trust or Party B in its capacity as trustee, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates (as defined in the Pooling and Servicing Agreement) and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment. The provisions of this section shall survive the termination of this Agreement.

                (j) NON-RECOURSE  PROVISIONS.  Notwithstanding  anything  to the contrary contained herein, none of Party B or any of its officers, directors, or shareholders (the "Non-recourse Parties") shall be personally liable for the payment by or on behalf of the Issuer hereunder, and Party A shall be limited to a proceeding against the Collateral or against any other third party other than the Non-recourse Parties, and Party A shall not have the right to proceed directly against the Issuer for the satisfaction of any monetary claim against the Non-recourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such Collateral and following the realization of the Collateral, any claims of Party A shall be extinguished. The provisions of this Section shall survive the termination of this Agreement.

                (k) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect and shall remain applicable to all other parties and circumstances as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

                    The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

                (l) CONSENT TO  RECORDING.  Each party  hereto  consents  to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

                (m) WAIVER  OF  JURY  TRIAL.   Each  party  to  this   Agreement
                    respectively waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement, any Credit Support Document or any of the transactions contemplated hereby.

                (n) SET-OFF.  Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

                (o) TRUSTEE  LIABILITY  LIMITATIONS.   Notwithstanding  anything
                    herein to the contrary, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Americas ("Deutsche Bank"), not individually or personally but solely as Trustee of Party B, in the exercise of the powers and authority conferred and vested in it and that Deutsche Bank shall perform its duties and obligations hereunder in accordance with the standard of care set forth in Article VIII of the Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by Deutsche Bank but is made and intended for the purpose of binding only Party B, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve Deutsche Bank from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Agreement or any other related documents.

                (p) "AFFILIATE" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that Party A and Party B shall not be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of
                    Section 6(b)(ii).

                (q) Section  3 of the  ISDA  Form  Master  Agreement  is  hereby
                    amended  by  adding  at  the  end  thereof   the   following
                    subsection (g):

                        "(g) Relationship Between Parties.
                        Each party represents to the other party on each date when it enters into a Transaction that:--

                        (1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                        (2)  Evaluation and Understanding.

                                (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction and in the case of Party B, it has been directed by the Pooling and Servicing Agreement to enter into this Transaction; and

                                (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                        (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.


                        (4) Status of Parties. The other party is not acting as agent, fiduciary or advisor for it in respect of the Transaction,

                        (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in
                              Section  35.1(b)(2) of the  regulations  (17 C.F.R
                              35) promulgated under, and it constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

                (r) The ISDA Form Master Agreement is hereby amended as follows

                        (i) The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

                        (ii) TRANSFER, AMENDMENT AND ASSIGNMENT. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party (other than a change of Counterparty in connection with a change of Trustee in accordance with the Pooling and Servicing Agreement) unless each of Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's, a Division of the McGraw Hill Companies ("S&P"), has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the RALI Series 2006-QA4 Trust, Mortgage Asset-Backed Pass-Through
                              Certificates,       Series      2006-QA4      (the
                              "Certificates").

                        (iii) ADDITIONAL    TERMINATION    EVENTS.    Additional
                              Termination Events will apply: if a Rating Agency Downgrade has occurred and Party A has not, within 30 days, complied with Paragraph 3(6)(r)(iv) below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such an Additional Termination Event.

                        (iv) RATING AGENCY DOWNGRADE. In the event that (1) Party A's short-term unsecured and unsubordinated debt rating is reduced below "A-1" by S&P (or if its short-term rating is not available by S&P, in the event that its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A+" by S&P) or (2) its short-term unsecured and unsubordinated debt rating is reduced below "P1" by Moody's (or, if its short-term rating is not available by Moody's, its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A1" by Moody's) (and together with S&P, the "Cap Rating Agencies", and such rating thresholds, "Approved Rating Thresholds"), then within 30 days after such rating withdrawal or downgrade (unless, within 30 days after such withdrawal or downgrade each Cap Rating Agency has reconfirmed its rating for Party A which was in effect immediately prior to such withdrawal or downgrade), Party A shall, subject to the Rating Agency Condition, at its own expense:

                                (a) assign this Transaction to another counterparty, which counterparty shall have the Approved Rating Thresholds and shall have been approved by Party B on terms substantially similar to the terms of this Confirmation;

                                (b) obtain guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor Party A's obligations under this Confirmation; provided that such other person has been approved by Party B;

                                (c) post collateral which will be sufficient to the applicable Cap Rating Agency to maintain or restore the ratings of the Certificates existing immediately prior to such withdrawal or downgrade of Party A's ratings; or

                                (d) establish any other arrangement satisfactory to Party B and each Cap Rating Agency, in each case, sufficient to maintain or restore the ratings of the Certificates existing immediately prior to such withdrawal or downgrade of Party A's ratings.

               Notwithstanding the previous paragraph, in the event that Party A's short-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A-3" by S&P or, if there is no short-term rating, its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by S&P, then within 10 days of such rating withdrawal or downgrade (unless, within 10 days after such withdrawal or downgrade S&P has reconfirmed the rating of the Certificates which was in effect immediately prior to such withdrawal or downgrade), Party A shall, subject to the Rating Agency Condition, at its own expense, assign this Transaction to another counterparty with the Approved Rating Thresholds and approved by Party B on terms substantially similar to this Confirmation and obtain a confirmation from S&P that such action is sufficient to maintain or restore the immediately prior ratings of the Certificates.


               For purposes of these provisions, "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder in connection with a withdrawal or downgrade of any of Party A's ratings as described above that Party A must consult with each of the Cap Rating Agencies then providing a rating of the Certificates that has reduced Party A's ratings as described above (or with respect to any action pursuant to clause (d), each Cap Rating Agency) and receive from each such Cap Rating Agency a written confirmation, prior to taking any such action, that such withdrawal or downgrade of any of Party A's ratings, after giving effect to any such proposed action or omission, would not cause a downgrade or withdrawal of the ratings of the Certificates existing immediately prior to such withdrawal or downgrade of Party A's ratings.

        4.     ACCOUNT DETAILS:

               Payments to Party A:         HSBC Bank USA, National Association
                                            ABA # 021-001-088
                                            For credit to Department 299
                                            A/C: 000-04929-8
                                            HSBC Derivative Products Group

               Payments to Party B:         Deutsche Bank Trust Company Americas
                                            ABA Number: 021-001-003
                                            Account Number: 01419663
                                            Account Name: NYLTD Funds Control -
                                            Stars West
                                            Ref: RALI 2006-QA6 Swap


        5.      Office:

                Party A is acting through its New York Office for the purposes of this Transaction.

        6. Please confirm that the forgoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

                HSBC Bank USA, National Association
                Attention:    Christian McGreevy
                Telephone:    (212) 525-8710
                Fax:          (212) 525-5517


                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

HSBC [GRAPHIC OMITTED]

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY  10018
Fax: (212) 525-0673


This message will be the only form of Confirmation dispatched by us. Please execute and return it to us by facsimile immediately. If you wish to exchange hard copy forms of this Confirmation, please contact us.



Yours sincerely,

HSBC BANK USA, NATIONAL ASSOCIATION




By: /s/Dennis J. Nevins
    Authorized Signature



By: /s/Tiffany Moncriffe
    Authorized Signature



Confirmed as of the date first written above:

RALI Series 2006-QA6 Trust
RALI Series 2006-QA6 Trust,
acting through Deutsche Bank Trust Company Americas not in its individual capacity but solely in its capacity as Trustee for the benefit of the RALI Series 2006-QA6 Trust




By: /s/Karlene Benvenuto
    Authorized Signature



Attachment

HSBC  [GRAPHIC OMITTED]

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY  10018
Fax: (212) 525-0673


                                    EXHIBIT I

------------------------------------------------- ----------------- ---------- ----------
          For the Calculation Periods             Notional Amount   Party A    Party B
------------------------------------------------- ----------------- ---------- ----------
------------------------- ----------------------- ----------------- ---------- ----------
  From and including:      To but excluding the        in USD:      Cap Rate   Cap Rate
------------------------- ----------------------- ----------------- ---------- ----------
      The Effective Date           July 25, 2010     80,631,888.92      7.618     10.300
------------------------- ----------------------- ----------------- ---------- ----------
           July 25, 2010         August 25, 2010     78,709,250.62      7.883     10.300
------------------------- ----------------------- ----------------- ---------- ----------
         August 25, 2010      September 25, 2010     76,832,403.52      7.147     10.300
------------------------- ----------------------- ----------------- ---------- ----------
      September 25, 2010        October 25, 2010     75,000,214.64      8.465     10.300
------------------------- ----------------------- ----------------- ---------- ----------
        October 25, 2010       November 25, 2010     73,211,636.74      7.378     10.300
------------------------- ----------------------- ----------------- ---------- ----------
       November 25, 2010       December 25, 2010     71,465,633.12      7.623     10.300
------------------------- ----------------------- ----------------- ---------- ----------
       December 25, 2010        January 25, 2011     69,761,191.71      8.168     10.300
------------------------- ----------------------- ----------------- ---------- ----------
        January 25, 2011       February 25, 2011     68,097,343.82      7.626     10.300
------------------------- ----------------------- ----------------- ---------- ----------
       February 25, 2011          March 25, 2011     66,473,104.69      8.468     10.300
------------------------- ----------------------- ----------------- ---------- ----------
          March 25, 2011          April 25, 2011     64,887,532.66      7.627     10.300
------------------------- ----------------------- ----------------- ---------- ----------
          April 25, 2011            May 25, 2011     63,339,708.45      7.688     10.300
------------------------- ----------------------- ----------------- ---------- ----------
            May 25, 2011           June 25, 2011     61,828,430.50      8.167     10.300
------------------------- ----------------------- ----------------- ---------- ----------
           June 25, 2011    The Termination Date     60,349,806.07      8.167     10.300
------------------------- ----------------------- ----------------- ---------- ----------

* All dates listed above (with the exception of the Effective Date), are subject to adjustment in accordance with the Following Business Day Convention